Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Summary of Contractual Obligations

The contractual obligations schedule set forth below summarizes our contractual obligations as of December 31, 2018.

	2019	2020	2021	2022	2023	Total
	(in thousands)
Ethylene terminal capital contributions *	92,500	21,500	—	—	—	114,000
Secured term loan facilities and revolving credit facilities	70,600	128,725	60,600	302,461	113,352	675,738
2017 Bonds	—	—	100,000	—	—	100,000
2018 Bonds **	—	—	—	—	71,697	71,697
Office operating leases	1,493	1,280	1,128	109	—	4,010

Total contractual obligations	$164,593	$151,505	$161,728	$302,570	$185,049	$965,445

*

On January 8, February 19, and March 22, 2019, the Company made capital contributions of $18.0 million, $3.5 million and $10.0 million respectively, reducing the remaining contributions required for 2019 from $92.5 million to $61.0 million for the Company’s portion of the capital cost for the construction of the Marine Export Terminal.

**

The Company has NOK 600 million of 2018 Bonds that mature in 2023 issued in the Norwegian Bond market (see Note 11 (Senior Secured Bond) to the consolidated financial statements). The Company has entered into a cross-currency interest rate swap agreement, to swap all interest and principal payments of the 2018 Bonds into U.S. Dollars, with the interest payments at 6.608% plus 3-month U.S. LIBOR and the transfer of the principal amount fixed at $71.7 million upon maturity in exchange for NOK 600 million (see Note 18 (Derivative Instruments) to the consolidated financial statements).